UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22016

Alpine Global Premier Properties Fund

(Exact name of registrant as specified in charter)

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577 (914) 251-0880	Rose DiMartino Willkie Farr & Gallagher, LLP 1875 K Street, N.W. Washington, D.C. 20006-1238

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 - April 30, 2012

Item 1: Shareholder Report

Global Premier Properties Fund

April 30,

2012

Semi-Annual Report

Alpine Global Premier Properties Fund (‘‘the Fund”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (‘‘SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a level distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Fund during such year and all of the returns of capital paid by portfolio companies to the Fund during such year. In accordance with its Policy, the Fund distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Fund expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Fund’s performance for the entire calendar year and to enable the Fund to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Fund expects that the distribution rate in relation to the Fund’s Net Asset Value (“NAV”) will approximately equal the Fund’s total return on NAV.

The fixed amount of distributions will be reviewed by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Fund’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Fund’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s level distribution policy. The Board may amend or terminate the level distribution policy without prior notice to Fund shareholders.

Shareholders should note that the Fund’s Policy is subject to change or termination as a result of many factors. The Fund is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Fund’s risks.

Alpine View

April 30, 2012 (Unaudited)

Dear Investor:

Beneath the day-to-day noise of news and data, there is a dialogue playing out in the capital markets which questions (a) whether an effective fiscal European Union (EU) can emerge from the current stresses brought on by a decade of imprudent fiscal laxity, and (b) what are the broader global economic implications whether or not the EU succeeds. Complicating these scenarios are the ongoing after effects of the financial crisis of 2008, which have highlighted the constraints on how countries provide a broad array of health, education and social services when the population is aging or even declining and productivity growth slows. Most of the developed economies have known such issues for years, but this ongoing slowdown may force a restructuring of revenue collection and the availability of those services. This issue is not about big vs. limited government, or socialist vs. laissez-faire ideologies. Rather, it should be about how much of a base shall a country provide and how best to pay for it. Revenues from gambling, tolls, asset sales, licenses, fees, consumption taxes, asset taxes as well as income and transaction taxes are, globally, all part of the possible sources which have varying economic and societal impacts.

Where is the Train Heading?

Much of the fear and uncertainty in the market revolves around who is conducting the course and pace of response to today’s economic dilemmas. Europe’s leaders have fallen behind the pace of events. The markets have lost patience with EU politicians and bankers who failed to achieve much in the way of labor and business reforms, economic restructuring, or balance sheet recapitalizations between 2008 through this summer. Potential scenarios range from the hopeful implementation of constructive reforms, which may take a long time to implement, to the uncertain implications of Greece’s potential exit from the Euro. Perhaps the most benign scenario would be a decisive U.S. election followed by minimal political brinksmanship regarding budget/tax reform while, at the same time, sovereign debt burdens stabilize and confidence improves that Europe can muddle through their problems. Further comfort could be derived if China would achieve a soft landing before resuming growth, and the risk of war in the Middle East and/or potential disruption of oil flows would lessen as a factor. This scenario assumes a rational world motivated by mutual interest, and more than a little good luck. On the other hand, misfortune, combined with a panicked and protectionist environment motivated by self preservation could also emerge.

The most pessimistic scenarios depict a world where confidence in institutions and societal or economic structures which worked for over sixty years fail to perform. Bank runs, margin calls, credit withdrawals, currency collapses, all reflect the sort of contagion that could be imagined to spring from a worst case collapse of the Euro. Such fears are reminiscent of late 2008, when the genuine dysfunction and lack of tools to address the structural problems contributed to the crisis at that time. Now, fears of societal unrest or further external conflicts in the Middle East, Asia or Africa, could create another desperate dimension in extreme circumstances.

Unfortunately, investors can only model scenarios of what might happen along each route as the journey unfolds over time, and then weigh the probabilities as we evaluate portfolio positioning in terms of potential risk or reward. Potential reward can be measured in terms of growth and value metrics. Current valuations vary by country or industry, but many individual stocks are priced at valuations similar to early 2009. Yet economic measures of demand, financial stability and overall integrity are far better than 2008 or 2009, so if the political and economic concerns begin to align into action, then equity valuations could prove compelling.

We believe the market has already discounted some percentage of both best and worst scenarios, with a higher likelihood that a messy, muddled, mix of positive actions, fearful reactions and modicum of inaction will carry the day. Since the collapse of Lehman Brothers, the fear and loathing trade has over-emphasized the negative ‘risk’ scenarios, by inducing the withdrawal of equity capital into bonds and alternative investments. The subsequent reduction in both breadth and depth of market participation and liquidity has aggravated volatility, both on the downsizing and on the rebound. Compounding this has been the so called “risk on, risk off” trades driven by quantitative algorithms which tend to exacerbate shifts in market sentiment.

Outside of big picture news flow, the important factors driving underlying business performance and, hence, the fundamental drivers of equity performance have been pretty spotty but generally solid in the U.S., and selectively stronger in Asia and Latin America, although the Euro area slowdown is affecting these economies as well. While liquidity is still difficult in some markets and for certain industries, the flow of capital has improved over the past fifteen months, although European credit is understandably more difficult to come by. That said, large private equity funds have been raised to participate in potential European recapitalizations or mergers and acquisitions (M&A), which we believe could play a significant role over the next 12 to 24 months. In general, high commodity prices have also declined with the ongoing slowdown of marginal global demand, which should have a positive effect upon corporate profitability around the world, mitigating the top line impact of an economic slowdown.

Signals Say “Proceed Cautiously” Avoid Congestion

For the U.S., the trend in costs is particularly positive for ongoing economic activity given the abundance of natural gas and our existing infrastructure to distribute it and cut back on coal and oil. However, after a six month run of good economic data through April, the latest (May) reviews of purchasing managers’ orders books, consumer confidence, industrial production and, notably, leading indicators reveal a weakening trend is emerging. Admittedly, while job growth is positive, it is diminishing and far

Semi-Annual Report (Unaudited) | April 30, 2012	1

Alpine View

April 30, 2012 (Unaudited)

below a desirable 300+ thousand per month. Improvement in the housing statistics is also supportive as new home sales begins to rise off a very low base and, barring any significant downturn, should enhance economic activity and job growth after over five years of negative contribution. Even Fannie Mae produced positive earnings in the first quarter of this year after eighteen negative quarters suggesting that the poor performing financial underpinnings of the past have worked their way through the system and that even the system itself is healing without having been significantly restructured. Combine this with the current strong balance sheet strength of large public companies and historically strong profit margins, and it suggests that it is a matter of time before America’s private sector increases capital spending and starts adding jobs.

Given the continued support of the Federal Reserve, it appears clear that a cheap monetary policy will continue to keep the flame of economic potential burning. In this context it is encouraging to see that Central Banks around the world, from Beijing to Oslo, and Bangkok to Brasília, continue to provide low cost liquidity to their domestic sectors. Given the global output gap, it is reasonable to assume that the potential creation of an inflation bubble is still a long way off, and certainly not a foregone conclusion. Thus, we remain confident in our belief that given this global cyclical upturn, albeit slow and narrow so far, and constrained by fragile confidence, that growth can continue in many countries. Notably, global growth and demand is staggered by region with projections that emerging economies will create 80% of global growth over the next few years. That said, there are many companies in the already developed economies that produce much of their revenue from growing countries.

Mind the Gap, Before Boarding the Train

The ‘gap’ between demand and productive capability may change the trend of globalization which previously emphasized cheap exports. Production may become more focused on the domestic needs of individual countries. While this may prove inflationary for specific goods in certain countries or regions, the output gap will likely have a moderating effect on global inflation for several years.

We should also be mindful that a gap still exists between the traditional sources of economic growth. Typically, the manufacturing or private sector and the government or public sector have evolved in most economies to either supplement or offset each other during weak phases of the business cycle. However, during a protracted downturn, such as we are currently experiencing, resources can be exhausted or stretched beyond comfortable norms. In the U.S., for example, corporate spending, while improving, has yet to recover from the downdraft of 2008. The balance sheets for large corporations are in great shape, because many smaller firms are still constrained, allowing big or public companies to grow market share at low cost. However, this period of improving margins and low cost growth may begin to fade. Meanwhile, the Government’s spending on transfer payments, including unemployment benefits and municipal support has offset the impact of reduced corporate capex and employment declines since 2008. Significant supplemental spending packages have made up for revenue shortfalls at both the state and municipal levels of government and minimized the potential for further layoffs and service reductions brought on by diminished local tax receipts. Alas, this is not just an American problem. After four years with total Federal government outlays far exceeding tax receipts already diminished by slower economic activity, governments around the world have fallen into excessive fiscal deficits which have overloaded debt burdens. This has been especially prevalent in most developed countries with established social services covering health, education and welfare.

Significantly, these fiscal deficiencies cannot be fixed by just raising taxes and cutting spending without creating other problems. Now the gap between corporate capital spending on plant equipment and employment must shift back to the corporate sector if these countries hope to maintain economic momentum. Recent increases in corporate spending, with the U.S. leading European companies, has been primarily limited to technology, marketing and sales, as opposed to new production, but this may not be enough to stimulate employment gains before the stimulus gap begins to widen. The rapid expansion of shale and coal seam gas extraction, initially in the U.S., to be followed by Australia and China, could lower fuel costs in many countries, stimulating large infrastructure spending and supporting further business activity. We think investors will have to “watch the gap” between corporate and Federal spending trends as a precursor to our getting the global economy back on track.

Even though so called ‘Emerging Market’ (EM) economies have maintained fiscal capacity through both lower debt levels and superior economic growth, those with export oriented economies such as China, Taiwan and Korea are not immune to falling or stagnant demand from Europe, Japan and, possibly, the U.S.A. While this has reduced EM Gross Domestic Product (GDP) growth potential, economic forecasts still remain well ahead of those for developed economies. The combination of population growth, expanding proportion of middle class people, aggregate wealth accumulation and continued corporate expansion would likely lead to extending the rising trends in income and consumption. Nonetheless, we believe the prospect of the emerging middle class consumer in EM’s fully offsetting the decline in buying power of developed economies is unlikely for the next decade or so, until median incomes begin to approach ours and the number of people included is far in excess. Thus, the U.S. and Europe must take rational steps to stabilize the balance sheets of both the public and private sectors of their economies.

While Europe’s troubles and the U.S. ‘fiscal cliff’ have received the most attention, perhaps of greater importance to the global economy is the transition of the Chinese economy from an export-led, low cost production model towards a broader focus on services and capabilities to meet the demands of a growing middle class. We are seeing a similar effort take place in Brazil where the middle class

2

Alpine View

April 30, 2012 (Unaudited)

has grown from the ranks of impoverished masses. As incomes and standards of living rise, people in these countries will likely aspire to lifestyles similar to those which we have enjoyed for decades. This is the direction in which the global locomotive of growth will be traveling. As Alpine’s analysts and managers annually participate in over 1,000 company meetings, and visits, we will continue to assess whether different countries, companies or industries are positioned at the front of the train or towards the caboose. Over time, perhaps the biggest risk to investors during these volatile times of economic transition would be staying put when the train leaves the station.

Sincerely,

Samuel A. Lieber
President

Past performance is not a guarantee of future results. The specific market, sector or investment conditions that contribute to a Fund’s performance may not be replicated in future periods.

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letter for risks specific to the fund.

This letter and the letter that follow represent the opinion of Alpine Funds’ management and are subject to change, are not guaranteed, and should not be considered investment advice.

This is a Closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2012	3

Manager Commentary

April 30, 2012 (Unaudited)

Dear Investor:

We are pleased to present the 2012 semi-annual report for the Alpine Global Premier Properties Fund (AWP). The Fund’s net asset value per share (“NAV”) increased from $6.92 to $7.33 and paid $0.30 per share in dividends during the period, producing an 11.21% total return, assuming reinvestment of dividends. The Fund’s market share price increased from $6.01 per share to $6.48, which, assuming reinvestment of dividends, produced a total return of 13.20%. During the same period the Fund’s new benchmark, The FTSE EPRA/NAREIT Global Index returned 9.88% and the Standard & Poor’s Developed Property Index a total return was 9.46%.

Subsequent to the end of its fiscal period, in May 2012, the Fund commenced a tender offer for up to 20% of its outstanding common shares at a price equal to 95% of its net asset value per share as of the business day following the expiration of the tender offer. On June 15, 2012 the tender offer expired and the Fund purchased 21,489,143 shares at a price of $6.47 per share. The tender offer provided additional liquidity for those shareholders who wanted it and had an accretive impact on the per share net asset value for shareholders remaining in the Fund. During the reporting period, the Fund also implemented a new share repurchase plan, pursuant to which it purchased more than 2 million common shares in the open market before ceasing purchases to conduct the tender offer. The tender offer and share repurchase plan are two of a number of steps that the Fund’s Board of Trustees and adviser have taken in an effort to enhance long-term shareholder value and pursue efforts to address the trading discount between AWP’s per share market price and net asset value per share.

Portfolio Analysis

Naturally, management continues to evaluate and adjust the portfolio as market prices and business conditions evolve. The U.S. remained the region with the largest weighting in the portfolio, although it was reduced from 34.8% to 30.4% during the period. Brazil continued as the second largest national concentration at 17.3%, down from 19.6%, while Singapore retained the third highest national concentration with 9.4%, a marginal increase over the prior six months. The U.K. stayed at number four as the combination of increased holdings and performance increased that country’s concentration from 5.6% to 6.9% as of April 30th. However, Japan surpassed France in the fifth position, reflecting significant investments over the period, rising from 0.8% to 6.8% of the portfolio. Other notable changes were significant concentration increases in Australia to 4.2%, Hong Kong to 3.5%, Thailand to 3.1% and Sweden to 3.0%.

The top five contributors to the Fund’s performance over the past six months ending April 30, based on contribution to total return were Regus PLC (+44.33%, average weight 2.08%), ARA Asset Management Ltd. (+18.29%, average weight 3.06%), CBL & Associates Properties Inc. (+24.02%, average weight 2.22%), Simon

Property Group Inc. (+22.98%, average weight 2.30%), and American Capital Agency Corp. (+24.31%, average weight 2.31%).

The top five detractors from the Fund’s performance over the past six months based on contribution to total return were PDG Realty (-46.84%, average weight 1.68%), Gafisa S/A (-50.31%, average weight 1.03%), Renhe Commercial Holdings Co. Ltd. (-52.49%, average weight 0.64%), Emlak Gayrimenkul Yatirim Ortakligi A.S. (-0.75%, average weight 2.04%) and Rossi Residencial S/A (-31.52%, average weight 0.72%).

Given that the size of the Fund’s exposure to the U.S. averaged over 35% during the period under review, it’s not surprising that the Fund’s 17.25% return on these investments also provided the greatest contribution to the overall total return of the portfolio. Since over half of AWP’s U.S. exposure is in high yielding mortgage REITs (to counter balance the lower yields of traditional equity REITs which dominate most of the U.S. REIT universe), a high proportion of this total return is in fact from income.

The second greatest geographical contributor to the overall portfolio returns was Thailand, where the Fund held an average weighting of 2.62%, combined with a 54.86% total return led by shopping mall owner/developer Central Patana Corp. and hotelier Minor International Corp. Singapore produced a total return of 13.92% which, in combination with its 9.29% average weighting, was the third major contributor. Notably, the Fund’s largest holding in Singapore’s ARA Asset Management, which runs several REITs and private funds focusing on China and the ASEAN region, gained 18.29%. The portfolio’s average 6.30% weighting in the U.K., with a 13.99% total return during the period, benefited from the Fund’s holding in Regus PLC, the world’s largest provider of flexible office space, which gained 44.33% during the period. The Fund made several additions to its holdings in Australia which produced a 12.25% return, with notable contributors being Westfield Group, the large global developer of shopping malls, which gained 21.21% for the portfolio this period, and Goodman Group, a global developer of industrial parks, which added 13.41%. It should be noted that these top five contributing countries constituted 57.85% average weight of the portfolio over the period under review.

The five countries that detracted from performance, in contrast, constituted 6.13% of the portfolio. Germany was a notable disappointment where holdings in office REIT companies such as Alstria Office REIT (-13.45%) and Prime Office REIT (-19.12%) dragged down returns as did a small holding in leveraged shopping center owner Treveria PLC (-44.32%). In part, this reflects the seasonality of large annual dividends paid by German listed companies during the month of April and the negative support during the ex-dividend period. Turkey was next, averaging 2.04% in weight and contributed -0.75% total return during the period. Limited holdings in Italy (0.17% of the Fund) produced a -6.41% return, and India at 1.29% average weight, declined a modest 3.61%. The Fund’s holdings in Norway, at 0.65% average weight only gained 2.91% for the period under review.

4

Manager Commentary

April 30, 2012 (Unaudited)

Changes in Top Ten Holdings

The composition of the top ten holdings changed in meaningful ways reflecting performance, both positive and negative, as well as portfolio adjustments. The aggregate size of the top ten at 24.5% was similar to last October. However, five of the ten are new to that group. Only one of the ten represented a significant addition to the portfolio, while four of the five no longer in the top ten were consciously reduced by the manager, realizing partial returns at current valuations. However, none of those five stocks were eliminated from the portfolio.

ARA Asset Management of Singapore continues to be the largest holding at a 3.47% weighting and it added 18.29% to the total return during the period. Sun Hung Kai Properties was added to the portfolio during the period and the position was significantly increased following the revelation of an inquiry into possible improper land transactions several years ago involving its chief executives who are also members of the founding family. This further increased the discount to net asset value at which this premier property company – one which we believe is of the world’s finest in terms of scale and quality of properties – can be acquired in the stock market. Thus, the Fund has established roughly a 3% position. Simon Property Group rose from the eighth position to the third spot this period when that company raised new equity to support its European expansion through what we believe is an attractive acquisition price and structure of Kleppiere, a French shopping center REIT. We believe this has created new growth opportunities for the company. Another leading shopping center development company, Multiplan (of Brazil) remains the Fund’s fourth largest holding after producing a 17.56% total return. American Capital Agency Corp. has grown into one of the leading investors in conforming conventional agency mortgages and provided a 24.31% total return. Another leading Brazilian shopping mall owner/developer is BR Malls, even though it declined from a 2.7% position in third place to a 2.1% position in sixth as a result of portfolio trimming, it provided a 14.93% return for the semi-annual period. Regus PLC, the leading global provider of flexible office space, had a very strong return for the period, gaining 44.33%, which elevated it into the top ten in spite of some position trimming. Colony Financial Partners is a commercial mortgage REIT spun out of Colony Capital Corp., one of the leading private equity real estate players. Embedded in the REIT are low yielding but, we believe, accretive investments with the FDIC, which may be monetized later this year, and which we believe are partly reflected in Colony’s 20.72% return. Another strong performer, Cyrela Commercial Properties, is one of Brazil’s leading developers of office properties, industrial parks (in participation with ProLogis) and shopping malls. Its shares provided a 21.58% return. In the tenth position, another residential mortgage REIT, Invesco Mortgage Capital Inc. added a 21.30% total return, the majority of which was dividend income.

Falling out of the top ten holdings were Emlak Konut, which was reduced from 2.9% to 1.7% of the portfolio. Brookfield Properties reduced from 2.2% to 1.5%; Accor in France down to 1.6% from 2.1%; CBL & Associates from 2.0% to 1.2%; and PDG in Brazil from 2.0% to 1.0%, also no longer fit in the top ten.

Prospects for the Balance of 2012

Property fundamentals remain varied around the world, ranging from robust to depressed. The United States continues to be the world’s primary safe haven, with capital flows supporting a strong dollar and historically low interest rates. While the fiscal period through April 30th ended with the 10-year U.S. Treasury Bond yielding 1.9146%, by May 17th the yield fell to 1.6978%! This confidence in the U.S. is in part due to stabilization and a modest recovery of our economy. With improvements in the financial sector, the auto sector and now the housing sector, the potential for future employment gains, albeit still disappointing, has brightened. In combination with low interest rates, this has largely been reflected in the returns of REITs (+14.80% MSCI U.S. REIT Index) and homebuilder (+50.05% S&P Supercomposite Homebuilder Index) share prices this past six months. Prospective performance for U.S. equities may be less dependent upon economic activity that political activity (Presidential campaign) or inactivity (Congress and the ‘fiscal cliff’) over the rest of 2012. Current cyclical strength was evident in select countries of Southeast Asia, such as Indonesia, Philippines and Thailand, as respective returns over the past six months of local property share sub-indices rose 39.77%, 28.86% and 41.68%, respectively. Alpine believes that the long term demographic and competitive economic characteristics of these countries will enable sustained broad economic growth, as reflected in our relatively high exposure to these markets. Other countries which may not offer such across the board strength may still offer sectoral opportunities amongst office, retail, logistics or residential properties. Over the near to mid-term, we expect to see a positive but selective investment horizon in Brazil, Singapore, Sweden, Norway and Russia. Countries with greater long term potential, despite challenging near term headwinds include China, India and Turkey, all of which have increasingly pushed monetary stimulus into their economies over the past six months.

Canada and Australia benefit from strong financial sectors, although commodity exports play a large role in their economic prospects. Their key trading partners, respectively the U.S. and China, influence each countries business cycle and should help sustain medium to long term growth.

Germany and Japan have medium to long term prospects. We believe they are unique in that their economies are relatively mature with solid housing demand, supported by high savings rates, yet their economic dependence upon value added exports to drive long term economic growth may influence corporate spending which could impact office employment and industrial space demand. Conversely, the prospect of a return to inflation could stimulate a consumer boom in both countries. Thus, external factors such as foreign exchange rates are especially critical to these

Semi-Annual Report (Unaudited) | April 30, 2012	5

Manager Commentary

April 30, 2012 (Unaudited)

countries. Since publicly traded real estate equities in both these countries are cheaper than they have been for over twenty years, waiting for potential positive scenarios may be more attractive.

Countries with negative fundamentals occupy an arc across the southern to eastern periphery of continental Europe. Major structural problems which hinder economic competitiveness, including weak banking systems, sclerotic labor practices, retrogressive political structures, rigid funding regimes for social services, and aging demographic profiles, will require major reforms which may well take more than a decade to have an effect. Meanwhile, economic demand for property in these countries may continue to be weak perhaps presenting opportunities to acquire cheap assets at distressed situations, providing potential long term investment opportunities.

Conclusion

While long term trends will continue to be an underlying factor in share price performance, the short term swings due to macro influences may continue to weigh on the portfolio’s near term performance. Such short term influences are less likely to affect annual earnings or asset values since real estate cycles typically range from three to ten years in duration. These long term characteristics continue to be reflected in the holdings of the Fund as well. Since the most recent economic and real estate trough occurred during 2008 and 2009, we would expect the countries with strong economic fundamentals to experience potentially positive real estate performance over the next three to five years, while those countries with more difficult medium to long term prospects are already facing cyclical decline. Hopefully, the difficult macro headwinds facing Europe will subside over the balance of this year. For other regions, long term drivers of real estate demand should be more readily reflected in near to medium term share price performance. Given this context, we will continue to try to balance long term value with near term growth potential.

Sincerely,

Samuel A. Lieber
Joel E.D. Wells
Bruce Ebnother
Portfolio Managers

Past performance is not a guarantee of future results.

This letter represents the opinions of the Fund’s management and is subject to change, is not guaranteed and should not be considered investment advice.

This is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Additionally, foreign securities also involve currency fluctuation risk, possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Leverage Risk – Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

6

Manager Commentary

April 30, 2012 (Unaudited)

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Real Estate Investment Trusts (“REITs”) Risk – REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Real Estate-Linked Securities Market Risk – Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the expenses; changes in zoning market for long periods of time

Initial Public Offerings Risk – The Fund may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

The following are definitions of some of the terms used in this report:

Average Weight refers to the average weight of the holding in the portfolio during the reporting period.

Price/Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Normalized earnings – earnings metric that shows you want earnings look like smoothed out in the long run, taking into account the cyclical changes in an economy or stock.

EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) is essentially Net Income with interest, taxes, depreciation, and amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions. However, this is a non-GAAP measure that allows a greater amount of discretion as to what is (and is not) included in the calculation. This also means that companies often change the items included in their EBITDA calculation from one reporting period to the next.

Enterprise Value – is a measure of a company’s value. It is calculated as market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Book Value – is the accounting value of the firm. It is calculated as total assets minus intangible assets and liabilities.

Return on Equity (ROE) – is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Real Estate Investment Trust (REIT) – is a security that trades like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields, as well as a highly liquid method of investing in real estate.

MSCI Global Index – is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

An investor cannot invest directly in an index.

This is a closed-end fund and does not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2012	7

Manager Commentary

April 30, 2012 (Unaudited)

PERFORMANCE(1) As of April 30, 2012 (unaudited)

	Ending Value as of 4/30/12	Six Months	1 Year	3 Years	5 Years	Since Inception(2)(3)(4)

Alpine Global Premier Properties Fund | NAV	$7.33	11.21%	(7.96%)	25.18%	(7.13%)	(7.13%	)

Alpine Global Premier Properties Fund | Market Price	$6.48	13.20%	(4.51%)	30.72%	(10.28%)	(10.25%	)

S&P Developed Property Index		9.46%	(0.43%)	23.70%	(4.64%)	(4.78%	)

MSCI US REIT Index		14.80%	10.02%	32.26%	0.42%	0.00%

FTSE EPRA/NAREIT Global Index(5)		9.88%	(0.53%)	23.57%	(3.90%)	(4.06%	)

(1)

Performance information calculated after consideration of dividend and distribution reinvestment. Includes return of capital, if any. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

(2)	Commenced operations on April 26, 2007.
(3)	Annualized.
(4)	IPO price of $20 used in calculating performance information.
(5)

Effective February 28, 2012, the Fund changed the benchmark against which it measures its performance from the S&P Developed Property Index to the FTSE EPRA/NAREIT Global Index. The Adviser believes the FTSE EPRA/NAREIT Global Index more accurately reflects the investment strategy of the Fund.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

All figures represent past performance and are not a guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinefunds.com for current month end performance.

S&P Developed Property Index is an investable index including approximately 400 stocks from 22 countries. The index is a sub-index of the S&P Global Property Index, which defines and measures the investable universe of publicly traded property companies.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevent real estate activities are defined as the ownership, disposure and development of income-producing real estate.

PORTFOLIO DISTRIBUTIONS*

TOP TEN HOLDINGS*

ARA Asset Management, Ltd.	3.4%	Singapore

Sun Hung Kai Properties, Ltd.	3.0%	Hong Kong

Simon Property Group, Inc.	2.9%	United States

Multiplan Empreendimentos Imobiliarios SA	2.5%	Brazil

American Capital Agency Corp.	2.3%	United States

BR Malls Participacoes SA	2.1%	Brazil

Regus PLC	2.1%	United Kingdom

Colony Financial, Inc.	2.1%	United States

Cyrela Commercial Properties SA Empreendimentos e Participacoes	2.0%	Brazil

Invesco Mortgage Capital, Inc.	2.0%	United States

Top 10 Holdings	24.4%

TOP 5 COUNTRIES*

United States	30.4%

Brazil	17.3%

Singapore	9.4%

United Kingdom	6.9%

Japan	6.8%

*

Top 10 Holdings do not include short-term investments and percentages are based on total net assets, Portfolio Distributions percentages are based on total investments. Portfolio holdings and sector distributions are as of 4/30/12 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities.

8

Manager Commentary

April 30, 2012 (Unaudited)

REGIONAL ALLOCATION** As of April 30, 2012

** As a percentage of net assets, excluding any short-term investments.

NAV AND MARKET PRICE As of April 30, 2012

Semi-Annual Report (Unaudited) | April 30, 2012	9

Schedule of Portfolio Investments

April 30, 2012 (Unaudited)

Description	Shares	Value (Note 1)

COMMON STOCKS (99.9%)
Australia (4.1%)
FKP Property Group	5,000,000	$2,630,924
Goodman Group	2,000,000	7,502,040
Mirvac Group	1,000,000	1,349,325
Stockland	2,638,257	8,521,688
Westfield Group	1,300,000	12,515,903

		32,519,880
Brazil (17.3%)
Aliansce Shopping Centers SA	1,091,210	10,315,875
BHG SA-Brazil Hospitality Group*	835,619	10,117,822
BR Malls Participacoes SA	1,355,473	16,838,969
BR Properties SA	1,008,449	12,512,037
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,475,960	16,260,609
Direcional Engenharia SA	1,697,302	8,708,451
Gafisa SA	2,852,400	5,297,325
Iguatemi Empresa de Shopping Centers SA	590,538	12,974,704
JHSF Participacoes SA	1,500,000	4,705,821
MRV Engenharia e Participacoes SA	1,160,200	6,750,055
Multiplan Empreendimentos Imobiliarios SA	840,000	19,830,548
PDG Realty SA Empreendimentos e Participacoes	3,394,328	8,013,260
Rossi Residencial SA	1,000,609	4,199,497

		136,524,973
Chile (0.6%)
Parque Arauco SA	2,378,557	4,621,295
China (2.6%)
CapitaRetail China Trust	5,414,000	5,665,560
Evergrande Real Estate Group, Ltd.	6,475,000	3,747,140
Franshion Properties China, Ltd.	17,185,760	4,762,347
Guangzhou R&F Properties Co., Ltd.	2,500,000	3,338,210
Kerry Properties, Ltd.	250,000	1,139,051
Soho China, Ltd.	2,453,500	1,906,853

		20,559,161
France (4.9%)
Accor SA	350,526	12,107,855
ICADE*	62,684	5,287,986
Kaufman & Broad SA*	76,644	1,448,759
Mercialys SA	190,496	3,806,349
Nexity SA	358,719	10,227,977
Unibail-Rodamco SE	30,000	5,607,195

		38,486,121

Description	Shares	Value (Note 1)

Germany (1.7%)
Alstria Office REIT-AG	404,197	$4,307,037
DIC Asset AG	464,626	4,326,705
Prime Office REIT AG	654,000	3,528,593
Treveria PLC*	11,057,500	1,331,219

		13,493,554
Hong Kong (3.5%)
Mandarin Oriental International, Ltd.	1,956,000	3,110,040
Sun Hung Kai Properties, Ltd.	1,938,406	23,409,826
The Hongkong & Shanghai Hotels, Ltd.	728,062	955,278

		27,475,144
India (0.8%)
Hirco PLC*	2,434,368	2,271,673
Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.	150,000	596,869
Unitech Corporate Parks PLC*	2,004,000	1,040,733
Yatra Capital, Ltd.*	666,500	2,602,626

		6,511,901
Japan (6.8%)
Aeon Mall Co., Ltd.	122,800	2,739,314
Daito Trust Construction Co., Ltd.	45,000	4,063,752
Daiwa Office Investment Corp.	1,000	2,781,814
Daiwahouse Residential Investment Corp.	200	1,370,240
Frontier Real Estate Investment Corp.	707	5,994,977
Fukuoka REIT Co.	150	1,082,164
Japan Prime Realty Investment Corp.	600	1,727,705
Japan Retail Fund Investment Corp.	2,000	3,193,888
Kenedix, Inc.*	12,000	2,177,856
Mitsubishi Estate Co., Ltd.	250,000	4,458,918
Mitsui & Co., Ltd.	125,000	1,963,302
Mitsui Fudosan Co., Ltd.	220,000	4,069,890
Nippon Accommodations Fund, Inc.	200	1,325,150
Nippon Building Fund, Inc.	430	4,098,572
Nomura Real Estate Holdings, Inc.	170,000	2,995,867
Orix JREIT, Inc.	250	1,114,729
Sumitomo Corp.	100,000	1,427,856
Sumitomo Realty & Development Co., Ltd.	200,000	4,819,639
Tokyu Land Corp.	500,000	2,429,860

		53,835,493
Mexico (0.2%)
Corp. GEO SAB de C.V.-Series B*	1,000,000	1,335,795

Norway (0.5%)
Norwegian Property ASA	2,430,155	3,609,383

10

Schedule of Portfolio Investments

April 30, 2012 (Unaudited)

Description	Shares	Value (Note 1)

Philippines (1.7%)
SM Prime Holdings, Inc.	34,024,500	$13,458,293

Poland (0.1%)
Atrium European Real Estate, Ltd.	76,807	374,144

Russia (0.6%)
Etalon Group, Ltd.-GDR*(1)	475,000	3,149,250
PIK Group-GDR*(1)	125,502	289,910
RGI International, Ltd.*	787,457	1,574,914

		5,014,074
Singapore (9.4%)
ARA Asset Management, Ltd.(1)	21,782,640	26,755,243
Ascott Residence Trust	6,710,582	6,073,416
Banyan Tree Holdings, Ltd.	8,655,400	4,476,328
CapitaCommercial Trust	6,766,300	7,053,355
CapitaMalls Asia, Ltd.	2,500,000	3,111,111
Global Logistic Properties, Ltd.*	6,594,924	10,978,217
Keppel Land, Ltd.	2,250,000	5,763,636
Parkway Life REIT	3,503,000	5,236,808
Starhill Global REIT	8,007,071	4,238,086

		73,686,200
Sweden (3.0%)
JM AB	639,945	11,853,831
NCC AB-B Shares	245,000	4,815,214
Skanska AB-B Shares	350,000	5,696,815
TeliaSonera AB	123,707	826,946

		23,192,806
Thailand (3.1%)
Central Pattana PCL	5,155,000	8,424,024
Minor International PCL	26,148,980	11,990,264
SC Asset Corp. PCL	8,063,800	3,881,114

		24,295,402
Turkey (1.7%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	10,075,152	13,251,872

United Kingdom (6.9%)
Great Portland Estates PLC	1,110,478	6,489,702
Hammerson PLC	1,100,000	7,454,952
London & Stamford Property PLC	2,353,223	4,239,140
LXB Retail Properties PLC*	3,210,000	6,186,291
Metric Property Investments PLC	2,416,063	3,509,320
Regus PLC	9,585,015	16,597,738
Segro PLC	1,000,000	3,588,232
Songbird Estates PLC*	3,442,069	6,535,776

		54,601,151
United States (30.4%)
AG Mortgage Investment Trust, Inc.	210,000	4,158,000
Alexander’s, Inc.	24,008	9,354,237
Alexandria Real Estate Equities, Inc.	123,739	9,270,526

Description	Shares	Value (Note 1)

United States (Continued)
American Capital Agency Corp.	594,970	$18,586,863
American Capital Mortgage Investment Corp.	230,000	5,227,900
Apollo Residential Mortgage, Inc.	100,400	1,822,260
Brookdale Senior Living, Inc.*	200,000	3,802,000
Brookfield Asset Management, Inc.-Class A	120,000	3,957,600
Brookfield Office Properties, Inc.	626,485	11,376,968
CBL & Associates Properties, Inc.	504,353	9,396,097
Chatham Lodging Trust	370,098	4,811,274
Colony Financial, Inc.	965,507	16,403,964
DiamondRock Hospitality Co.	381,974	4,060,384
Digital Realty Trust, Inc.	95,748	7,189,717
Excel Trust, Inc.	541,923	6,497,657
General Growth Properties, Inc.	295,929	5,267,536
Host Hotels & Resorts, Inc.	410,569	6,831,868
Invesco Mortgage Capital, Inc.	880,000	15,523,200
Jones Lang LaSalle, Inc.	50,000	3,997,000
Lennar Corp.-Class A	103,750	2,878,025
MFA Financial, Inc.	1,882,000	13,889,160
Ocwen Financial Corp.*	352,375	5,253,911
ProLogis, Inc.	273,572	9,788,406
Simon Property Group, Inc.	145,742	22,677,455
Starwood Hotels & Resorts Worldwide, Inc.	210,000	12,432,000
Starwood Property Trust, Inc.	540,000	11,269,800
Two Harbors Investment Corp.	1,296,931	13,565,898

		239,289,706
TOTAL COMMON STOCKS (Identified Cost $715,951,463)		786,136,348

WARRANTS (0.0%)(2)
Thailand (0.0%)(2)
Minor International PCL, expires 10/12/31 at 13.00 (Thailand Baht)*	2,377,180	228,828

TOTAL WARRANTS (Identified Cost $0)		228,828

EQUITY-LINKED STRUCTURED NOTES (0.4%)
India (0.4%)
Phoenix Mills, Ltd.-Merrill Lynch & Co., Inc.	850,000	3,382,258

TOTAL EQUITY-LINKED STRUCTURED NOTES (Identified Cost $2,800,155)		3,382,258

Semi-Annual Report (Unaudited) | April 30, 2012	11

Schedule of Portfolio Investments

April 30, 2012 (Unaudited)

Description	Shares	Value (Note 1)

TOTAL INVESTMENTS (Identified Cost $718,751,618) - (100.3%)(3)		$789,747,434

LIABILITIES IN EXCESS OF OTHER ASSETS - (-0.3%)		(2,401,227)

NET ASSETS (100.0%)		$787,346,207

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of April 30, 2012, securities restricted under Rule 144A had a total value of $30,194,403 which comprised 3.8% of the Fund’s net assets.

(2)	Less than 0.05% of Net Assets.
(3)	Includes securities pledged as collateral for line of credit outstanding on April 30, 2012.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AS - Anonim Sirketi is the Turkish term for joint stock company.
ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.
GDR - Global Depositary Receipt
PCL - Public Company Limited
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SAB de CV - Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.
SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

April 30, 2012 (Unaudited)

ASSETS

Investments, at value (Cost - $718,751,618)	$789,747,434
Foreign currency, at value (Cost - $10,802)	10,884
Receivable from investment securities sold	37,539,973
Dividends receivable	5,049,879
Prepaid and other assets	53,710

Total Assets	832,401,880

LIABILITIES

Loan payable (Note 7)	41,277,912
Interest on loan payable	4,737
Payable for investment securities purchased	2,793,906
Accrued expenses and other liabilities:
Investment advisory fees	681,944
Administrative fees	27,236
Compliance fees	7,096
Other	262,842

Total Liabilities	45,055,673

Net Assets	$787,346,207

NET ASSETS REPRESENTED BY

Paid-in-capital in excess of par value	$1,982,589,331
Distributions in excess of net investment income	(46,300,578)
Accumulated net realized loss on investments and foreign currency	(1,219,891,652)
Net unrealized appreciation on investments and foreign currency translations	70,949,106

Net Assets	$787,346,207

Net asset value
Net assets	$787,346,207
Shares of beneficial interest issued and outstanding	107,445,712
Net asset value per share	$7.33

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2012	13

Statement of Operations

For the Six Months Ended April 30, 2012 (Unaudited)

INVESTMENT INCOME

Interest	$338
Dividends	27,233,802
Less: Foreign taxes withheld	(1,151,422)

Total Income	26,082,718

EXPENSES

Investment advisory fee (Note 4)	3,903,343
Interest on loan (Note 7)	161,129
Legal fees	111,835
Administrative fee (Note 4)	77,184
Printing fees	73,582
NYSE fees	47,041
Audit and tax fees	40,403
Compliance fees	34,007
Trustee fees	33,980
Accounting and Custody fees	30,719
Insurance fees	10,829
Miscellaneous fees	206,446

Total Expenses	4,730,498

Net Investment Income	21,352,220

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY

Net realized gain on investments:
Securities transactions*	6,492,785
Foreign currency transactions	1,567,775

Net realized gain on investments	8,060,560

Change in net unrealized appreciation/(depreciation) from:
Investments	45,938,742
Foreign currency translations	(175,170)

Change in net unrealized appreciation/(depreciation) of investments	45,763,572

Net gain on investments and foreign currency	53,824,132

Increase in Net Assets from Operations	$75,176,352

* Net of foreign capital gains taxes	$11,396

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2012 (unaudited)	For the Year Ended October 31, 2011

OPERATIONS

Net investment income	$21,352,220	$35,218,021
Net realized gain (loss) on investments:
Securities transactions	6,492,785	(16,411,481)
Foreign currency transactions	1,567,775	(1,314,320)
Change in net unrealized appreciation/(deprecation) from:
Investments	45,938,742	(95,031,644)
Foreign currency translations	(175,170)	168,458

Increase (decrease) in net assets from operations	75,176,352	(77,370,966)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (Note 6)

Net investment income	(32,627,308)	(64,127,086)
Tax return of capital	—	(18,498,905)

Net decrease in net assets from distributions to shareholders	(32,627,308)	(82,625,991)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	—	28,961,437
Repurchase of shares	(13,920,619)	—

Increase (decrease) in net assets from capital share transactions	(13,920,619)	28,961,437

Net Increase (Decrease) in Net Assets	28,628,425	(131,035,520)

Net Assets
Beginning of period	758,717,782	889,753,302

End of period*	$787,346,207	$758,717,782

TRANSACTIONS IN CAPITAL SHARES

Common shares outstanding – beginning of period	109,593,211	105,506,077
Common shares issued as reinvestment of dividends	—	4,087,134
Common shares redeemed	(2,147,499)	—

Common shares outstanding – end of period	107,445,712	109,593,211

*Distributions in excess of net investment income of:	$(46,300,578)	$(35,025,490)

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2012	15

Financial Highlights

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Year Ended October 31, 2011		For the Year Ended October 31, 2010		For the Year Ended October 31, 2009		For the Year Ended October 31, 2008	For the Period Ended October 31, 2007(1)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$6.92		$8.43		$7.26		$5.00		$18.04	$19.10

Income from investment operations:
Net investment income	0.19		0.34		0.37		0.53		1.41	0.55
Net realized and unrealized gain/(loss)	0.52		(1.08)		1.45		2.28		(12.93)	(0.95)

Total from investment operations	0.71		(0.74)		1.82		2.81		(11.52)	(0.40)

LESS DISTRIBUTIONS FROM:

From net investment income	(0.30)		(0.60)		(0.65)		(0.55)		(1.27)	(0.56)
From tax return of capital	—		(0.17)		—		—		(0.25)	(0.07)

Total distributions	(0.30)		(0.77)		(0.65)		(0.55)		(1.52)	(0.63)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—		—		—		—		—	(0.03)

Total capital share transactions	—		—		—		—		—	(0.03)

Net asset value per share, end of period	$7.33		$6.92		$8.43		$7.26		$5.00	$18.04

Per share market value, end of period	$6.48		$6.01		$7.04		$5.79		$4.45	$15.71

Total return based on:
Net Asset Value(2)	11.21%		(8.21)%		28.31%		66.15%		(67.74)%	(1.69)%
Market Value(2)	13.20%		(4.54)%		34.36%		48.89%		(67.03)%	(18.41)%

RATIOS/SUPPLEMENTAL DATA

Net Assets at end of period (000)	$787,346		$758,718		$889,753		$766,196		$530,868	$1,908,062
Ratio of total expenses to average net assets	1.26	%(3)	1.29%		1.37%		1.34%		1.44%	1.21	%(3)
Ratio of total expenses excluding interest expense to average net assets	1.21	%(3)	1.25%		1.32%		1.33%		1.29%	—
Ratio of net investment income to average net assets	5.69	%(3)	4.06%		4.97%		9.88%		11.41%	6.31	%(3)
Portfolio turnover rate	46	%(5)	67	%(4)	115	%(4)	153	%(4)	263%	89	%(5)

Borrowing at End of Period
Aggregate Amount Outstanding (000)	$41,278		$45,570		N/A		$18,610		$17,974	$28,500
Asset Coverage Per $1,000 (000)	$20,074		$17,650		N/A		$42,171		$30,535	$67,950

(1)	For the period from April 26, 2007 (inception of the fund) to October 31, 2007.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price net of a sales load of $0.90 per share for the period ended October 31, 2007. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions paid directly by the Fund’s common shareholders. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Portfolio turnover rate does not reflect total return swap transactions.
(5)	Not Annualized.

See Notes to Financial Statements.

16

Notes to Financial Statements

April 30, 2012 (Unaudited)

1. ORGANIZATION:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware Statutory Trust on February 13, 2007, and had no operating history prior to April 20, 2007 (Inception Date). The Board of Trustees authorized an unlimited number of shares with no par value. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations, or if market quotations are not available or determined to be unreliable, through procedures and/or guidelines established by the Board of Trustees. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated below, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Semi-Annual Report (Unaudited) | April 30, 2012	17

Notes to Financial Statements

April 30, 2012 (Unaudited)

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 -	Quoted prices in active markets for identical investments.

Level 2 -	Other significant observable inputs (including quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, etc.).

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2012:

	Valuation Inputs

Investments in Securities at Value	Level 1*	Level 2*	Level 3**	Total Value

Common Stocks
Australia	$32,519,880	$—	$—	$32,519,880
Brazil	136,524,973	—	—	136,524,973
Chile	4,621,295	—	—	4,621,295
China	20,559,161	—	—	20,559,161
France	38,486,121	—	—	38,486,121
Germany	13,493,554	—	—	13,493,554
Hong Kong	27,475,144	—	—	27,475,144
India	6,511,901	—	—	6,511,901
Japan	53,835,493	—	—	53,835,493
Mexico	1,335,795	—	—	1,335,795
Norway	3,609,383	—	—	3,609,383
Philippines	13,458,293	—	—	13,458,293
Poland	374,144	—	—	374,144
Russia	1,574,914	3,439,160	—	5,014,074
Singapore	73,686,200	—	—	73,686,200
Sweden	23,192,806	—	—	23,192,806
Thailand	—	24,295,402	—	24,295,402
Turkey	13,251,872	—	—	13,251,872
United Kingdom	54,601,151	—	—	54,601,151
United States	239,289,706	—	—	239,289,706
Warrants
Thailand	228,828	—	—	228,828
Equity-Linked Structured Notes
India	—	3,382,258	—	3,382,258

Total	$758,033,745	$31,713,689	$—	$789,747,434

*

During the period ended April 30, 2012 there were significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined

18

Notes to Financial Statements

April 30, 2012 (Unaudited)

the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the Fund calculates its NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs. As a result, it is not practicable to disclose transfers between Level 1 and Level 2 within the fair value hierarchy for the six months ended April 30, 2012.

**	During the six months ended April 30, 2012, the Fund did not hold any Level 3 securities.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Federal and Other Income Taxes: It is the Fund’s policy to comply with the Federal income and excise tax requirement of the Internal Revenue Code of 1986 (the “Code”), as amended applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders in accordance with the timing requirement imposed by the Code. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassification: GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Distributions to Shareholders: On July 5, 2011, the Trust, acting in accordance with an exemptive order received from the SEC and with approval of the Board, adopted a level distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. The Board views approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed annual investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the accumulated investment company taxable income, net tax-exempt income and net capital gain would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The current monthly distribution rate is $0.05 per share. The Board continues to evaluate its monthly distribution policy in the light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle

Semi-Annual Report (Unaudited) | April 30, 2012	19

Notes to Financial Statements

April 30, 2012 (Unaudited)

the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

During the six months ended April 30, 2012, the Fund entered into 2 forward currency contracts and recorded a net change in unrealized loss of $118,316 and a net realized gain of $1,593,400 on the Statement of Operations related to investments in forward currency contracts. The Fund did not hold any forward currency contracts at April 30, 2012.

Derivative instruments and hedging activities: Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012:

Derivatives	Statement of Operations Location	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Loss on Derivatives Recognized in Income

Foreign currency contracts	Net realized gain on investments: Foreign currency transactions/Change in net unrealized depreciation of: Foreign currency translations	$1,593,400	$(118,316)

Total		$1,593,400	$(118,316)

20

Notes to Financial Statements

April 30, 2012 (Unaudited)

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2012 are as follows:

Purchases	Sales

$356,427,001	$371,345,711

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2012.

4. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods Capital Investors LLC serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets, computed daily and payable monthly.

State Street Bank and Trust Company (“SSBT”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, SSBT receives an annual administration fee of 0.02% of total net assets on the first $5 billion and 0.015% on total net assets exceeding $5 billion, computed daily and payable monthly.

5. AFFILIATES:

The following issuers are affiliated with the Global Premier Properties Fund; that is, the Fund held 5% or more of the outstanding voting securities during the period ended April 30, 2012. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Issuer Name	Balance at October 31, 2011	Purchases	Sales

SM Prime Holdings, Inc.	40,000,000	—	5,975,500

Issuer Name	Balance at April 30, 2012*	Value at April 30, 2012	Realized Gain

SM Prime Holdings, Inc.	34,024,500	$13,458,293	$808,621

*	As a result of sale activity during the period, the security is no longer considered an affiliate.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2011 was as follows:

Distributions paid from:
Ordinary Income	$64,127,086
Return of Capital	18,498,905

Total	$82,625,991

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2011, the effects of certain differences were reclassified. The Fund increased accumulated net investment income by $30,358,310, decreased accumulated net realized gain by $11,858,575 and decreased paid in capital by $18,499,735. These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2011, the Fund had available for tax purposes unused capital loss carryovers of $78,724,245, expiring October 31, 2015, unused capital loss carryovers of $661,143,094, expiring October 31, 2016, unused capital loss carryovers of $369,610,833, expiring October 31, 2017, unused capital loss carryovers of $67,561,774, expiring October 31, 2018, and unused capital loss carryovers of $32,279,425, expiring October 31, 2019.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Accumulated Capital Loss	(1,209,319,371)
Unrealized Depreciation	(28,472,797)

Total	$(1,237,792,168)

As of April 30, 2012, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$169,003,460
Gross depreciation on investments (excess of tax cost over value)	(98,007,644)
Net depreciation on foreign currency	(46,710)

Net unrealized appreciation	70,949,106

Cost of investments for income tax purposes	$718,751,618

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and

Semi-Annual Report (Unaudited) | April 30, 2012	21

Notes to Financial Statements

April 30, 2012 (Unaudited)

excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains.

7. LINE OF CREDIT:

On December 1, 2010 the Fund entered into a lending agreement with BNP Paribas Prime Brokerage International which allows the Fund to borrow on an uncommitted and secured basis. During the six months ended April 30, 2012, the average borrowing by the Fund was $30,329,386 with an average rate on borrowings of 1.05%.

8. SUBSEQUENT EVENTS:

Tender Offer: Subsequent to the period ended April 30, 2012, the Fund, in accordance with its tender offer for up to 21,489,143 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $6.47 per share (95% of the net asset value per share of $6.81 on June 18, 2012). The shares purchased represented 20% of the Fund’s then outstanding shares.

Distributions: The Fund paid a distribution of $5,372,286 or $0.05 per common share on May 31, 2012 to common shareholders of record on May 21, 2012.

The Fund also declared a distribution of $0.05 payable on June 29, 2012 to common shareholders of record on June 22, 2012.

9. NEW ACCOUNTING PRONOUNCEMENT:

In May 2011, the FASB issued ASU No. 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”), modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, “Fair Value Measurement”. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU 2011-04 requires reporting entities to disclose: (1) the amounts and reasons for any transfers between Level 1 and Level 2, and (2) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation procedures used by the reporting entity, and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this requirement and the impact it will have to the Fund’s financial statement disclosures.

22

Additional Information

April 30, 2012 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting Boston Financial Data Services, Inc. (“Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such

Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they

Semi-Annual Report (Unaudited) | April 30, 2012	23

Additional Information

April 30, 2012 (Unaudited)

would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Boston Financial Data Services Inc. c/o Alpine Closed-End Funds, PO Box 8128, Boston, MA 02266-8128 or by calling toll-free 1(800)617.7616.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

In the weeks leading up to the Meeting, of the Board on March 28th, 2012, the Board Members reviewed materials specifically relating to the Advisory Contracts provided by the Adviser. The Board members had the opportunity to, and did, ask specific questions of the Adviser relating to the materials provided. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as a Fund grows and whether the fee levels in the Agreements reflect these economies of scale.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at and prior to the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objectives and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of the Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Funds’ investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by the Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees discussed the Fund performance metrics compiled from Morningstar data and those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratios of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability with respect to the advisory arrangement with the Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Funds’ brokerage and commissions. After discussion and analysis, they concluded that, to the extent that the Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more relevent for open-end funds, where assets could continue to grow over time.

In considering whether the Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Funds, those benefits are not so significant as to render the Adviser’s fees excessive.

24

Alpine View

April 30, 2012 (Unaudited)

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Funds and their operations is such that the Adviser may realize economies of scale in the management of certain Funds as they grow in size.

The Independent Trustees approved the continuance of the Funds’ Agreements with Adviser after weighing the foregoing factors. They reasoned that the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to the Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with the Adviser was not so profitable as to render the fees excessive, that any additional benefits to the Adviser were not of a magnitude that materially affected the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Funds.

After reconvening, the Trustees, including a majority of the Independent Trustees, agreed to approve the continuation of the Agreements for one year.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for year ended October 31, 2011, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	4.57%
Qualified Dividend Income	21.80%

SHAREHOLDER MEETING

On June 8, 2012, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund and to conduct other business. The results of the proposals reflect the percentage of shares voted at the meeting and are as follows:

Proposal 1: To elect Samuel A. Lieber as Trustee to the Board of Trustees for a term of three years to expire at the 2015 Annual Meeting or until his successor has been duly elected and qualified.

Samuel A. Lieber
For	97.80%
Withheld	2.20%

Proposal 2: To transact such other business as may properly come before the meeting or any adjournments or postponements hereof.

For	82.91%
Against	19.40%
Abstain	0.95%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

Semi-Annual Report (Unaudited) | April 30, 2012	25

INVESTOR	1(800) 617.7616 | www.alpinefunds.com

INFORMATION

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

ADMINISTRATOR &
CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02l7l

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, Wl 53202

FUND COUNSEL
Willkie Farr & Gallagher
787 7th Ave.
New York, NY 10019

INVESTOR INFORMATION
1(800) 617.7616
www.alpinefunds.com

Item 2.	Code of Ethics

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants

Not applicable to semi-annual report.

Item 6.	Schedule of Investments

(a) Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)

11/01/2011 to 11/30/2011	None	None	None	None
12/01/2011 to 12/31/2011	None	None	None	None
01/01/2012 to 01/31/2012	None	None	None	None
02/01/2012 to 02/29/2012	1,476,873.00	$6.451	1,476,873.00	9,482,448
03/01/2012 to 03/31/2012	670,626.00	$6.571	670,626.00	8,811,822
04/01/2012 to 04/30/2012	None	None	None	None

Total	2,147,499.00	$6.511	2,147,499.00	None

(1) On February 8, 2012, the Board announced a new Share Repurchase Plan (the “Repurchase Plan”). Under the Repurchase Plan, the Fund may purchase, in the open market, up to 10% of the Fund’s then outstanding common shares, with the amount and timing of repurchases at the discretion of the Fund’s investment adviser, Alpine Woods Capital Investors, LLC, and subject to market conditions and investment considerations. The Repurchase Plan is effective through October 31, 2012, but may be terminated at any time or continued beyond that date at the discretion of the Board. The Fund suspended purchases of common shares in the open market in connection with the tender offer the Fund commenced on May 17, 2012. Additionally, a notice that the Registrant may purchase at market prices from time to time its common shares in the open market in accordance with Section 23(c) of the Investment Company Act of 1940 is included in the Registrant’s Semi-Annual and Annual reports.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) No such written solicitations were sent or given during the period covered by the report by or on behalf of the Registrant.

(b) The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c) Notice to shareholders regarding the Fund’s distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 9, 2012